UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

INFINITY ENERGY RESOURCES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-17204	220-3126427
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

911900 College Blvd, Suite 310, Overland Park, KS 66210

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: ((913) 948-9512

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 8, 2015, Infinity Energy Resources, Inc. issued a press release entitled “Infinity Energy Resources, Inc. completes $12.0 million Private Placement”.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Text of press release entitled “Infinity Energy Resources, Inc., completes $12 million Private Placement” dated May 8, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY ENERGY RESOURCES, INC.

	By:	/s/ Stanton E. Ross
Stanton E. Ross
Chairman, President & Chief Executive Officer

Date: May 8, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release entitled “Infinity Energy Resources, Inc., completes $12 million Private Placement” dated May 8, 2015.